Exhibit 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”) is entered into as of October 6, 2023 by BGC Group, Inc., a Delaware corporation (the “New Borrower”), and BGC Partners, Inc., a Delaware corporation (the “Current Borrower”), for the benefit of Bank of America, N.A., as Administrative Agent and L/C Issuer, and the Lenders.

R E C I T A L S :

A. Reference is made to that certain Amended and Restated Credit Agreement dated as of March 10, 2022 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of October 6, 2023 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Current Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

B. The New Borrower is a Successor Holdco.

C. As contemplated by Section 11.06(g) of the Credit Agreement, the New Borrower desires to assume all of the rights and obligations of the Current Borrower (in its capacity as the Borrower) under the Credit Agreement and the other Loan Documents and to become the successor to the Current Borrower (in its capacity as the Borrower) thereunder (the “Assumption”).

D. The New Borrower and the Current Borrower are entering into this Agreement in order to effectuate the Assumption.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignment. The Current Borrower hereby assigns to the New Borrower, absolutely and unconditionally, all of the Current Borrower’s rights, duties and obligations under the Credit Agreement and the other Loan Documents.

2. Assumption. The New Borrower hereby:

(a) assumes and undertakes, absolutely and unconditionally, all of the Current Borrower’s obligations under the Credit Agreement and the other Loan Documents;

(b) acknowledges and affirms (i) its status as the “Borrower” under the Credit Agreement and the other Loan Documents and (ii) that it is responsible for all of the Borrower’s payment, performance and observance obligations and liabilities, whether contingent or otherwise, under the Loan Documents, including, without limitation, all of the representations, warranties and covenants and other terms of the Loan Documents that currently apply to the Current Borrower;

(c) agrees (i) to perform all obligations of the “Borrower” under the Credit Agreement and the other Loan Documents, (ii) that each reference to the “Borrower” in the Credit Agreement and the other Loan Documents shall be deemed to be to, or include, as applicable, the New Borrower, and (iii) that the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any Loan Document or constitute a waiver of any provision of any Loan Document; and

(d) ratifies the Credit Agreement and each other Loan Document.

3. Representations and Warranties. The New Borrower and the Current Borrower, each hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) the execution, delivery and performance by the New Borrower and the Current Borrower of this Agreement have been duly authorized by all necessary organizational action and that this Agreement is a legal, valid and binding obligation of the New Borrower and the Current Borrower enforceable against the New Borrower and the Current Borrower in accordance with its terms, except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) after giving effect to this Agreement and the other transactions occurring concurrently herewith, (i) the representations and warranties of the New Borrower set forth in the Loan Documents are true and correct in all material respects except as any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing; and

(c) all conditions precedent to the Assumption, as specified in Section 11.06(g)(ii) through (vii), inclusive, of the Credit Agreement, are true and correct or have been satisfied, as applicable.

4. Acknowledgment. The Administrative Agent hereby acknowledges that the Assumption has occurred and that accordingly, (a) the New Borrower shall be entitled to borrow under the Credit Agreement and to exercise all other rights of the “Borrower” under the Credit Agreement and the other Loan Documents, subject at all times to the terms and conditions set forth therein and (b) in accordance with Section 11.06(g) of the Credit Agreement, the Current Borrower is released from all of its obligations as the Borrower under the Credit Agreement and the other Loan Documents.

5. Loan Document; Further Assurances. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement. The New Borrower and the Current Borrower each agrees that, upon the request of the Administrative Agent, it shall from time to time execute and deliver such further documentation as the Administrative Agent may reasonably request to fully effectuate or evidence the Assumption as contemplated hereby.

6. Benefit of Agreement. This Agreement shall inure to the benefit of the Administrative Agent, the L/C Issuer and the Lenders and their respective successors and assigns.

7. GOVERNING LAW; Submission to Jurisdiction; Waiver of Jury Trial; Etc. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The submission to jurisdiction, service of process, waiver of venue and waiver of jury trial provisions of Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

8. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Electronic Execution; Electronic Records; Counterparts. Subject to Section 11.17 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. The authorization under this Section 9 may include use or acceptance by the Administrative Agent and each Lender of a manually signed paper copy of this Agreement which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Agreement converted into another format, for transmission, delivery and/or retention.

[signature page to follow]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Agreement to be executed as of the date set forth above.

BGC PARTNERS, INC.

By:	/s/ Jason W. Hauf
Name:	Jason W. Hauf
Title:	Chief Financial Officer and Executive Vice President of BGC Partners, Inc.

BGC GROUP, INC.

By:	/s/ Jason W. Hauf
Name:	Jason W. Hauf
Title:	Chief Financial Officer of BGC Group, Inc.

Acknowledged and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Paley Chen
Name:	Paley Chen
Title:	Vice President